Advances to and Investments in Unconsolidated Affiliates	12 Months Ended
Dec. 31, 2013
Investment In Affiliates [Abstract]
Investments In Affiliates
ADVANCES TO AND INVESTMENTS IN UNCONSOLIDATED AFFILIATES:
AmeriGas Partners, L.P.
As discussed in Note 3, on January 12, 2012, ETP received approximately 29.6 million AmeriGas common units in connection with the contribution of its propane operations. On July 12, 2013, ETP sold 7.5 million AmeriGas common units for net proceeds of $346 million, and as of December 31, 2013, ETP owned 22.1 million AmeriGas common units representing an approximate 24% limited partner interest.
The carrying amount of ETP’s investment in AmeriGas was $746 million and $1.02 billion as of December 31, 2013 and 2012, respectively, and was reflected in ETP’s all other operations. As of December 31, 2013, ETP’s investment in AmeriGas reflected $439 million in excess of its proportionate share of AmeriGas’ limited partners’ capital. Of this excess fair value, $184 million is being amortized over a weighted average period of 14 years, and $255 million is being treated as equity method goodwill and non-amortizable intangible assets.
In January 2014, ETP sold 9.2 million AmeriGas common units for net proceeds of $381 million. Net proceeds from this sale were used to repay borrowings under the ETP Credit Facility and general partnership purposes.
Citrus Corp.
On March 26, 2012, ETE consummated the acquisition of Southern Union and, concurrently with the closing of the Southern Union acquisition, CrossCountry, a subsidiary of Southern Union that indirectly owned a 50% interest in Citrus, merged with a subsidiary of ETP and, in connection therewith, ETP paid approximately $1.9 billion in cash and issued $105 million of ETP Common Units (the “Citrus Acquisition”) to a subsidiary of ETE. As a result of the consummation of the Citrus Acquisition, ETP owns CrossCountry, which in turn owns a 50% interest in Citrus. The other 50% interest in Citrus is owned by a subsidiary of Kinder Morgan, Inc. Citrus owns 100% of FGT, a natural gas pipeline system that originates in Texas and delivers natural gas to the Florida peninsula.
ETP recorded its investment in Citrus at $2.0 billion, which exceeded its proportionate share of Citrus’ equity by $1.03 billion, all of which is treated as equity method goodwill due to the application of regulatory accounting. The carrying amount of ETP’s investment in Citrus was $1.89 billion and $1.98 billion at December 31, 2013 and 2012, respectively, and was reflected in ETP’s interstate transportation and storage operations.
FEP
ETP has a 50% interest in FEP, a 50/50 joint venture with Kinder Morgan Energy Partners LP. FEP owns the Fayetteville Express pipeline, an approximately 185-mile natural gas pipeline that originates in Conway County, Arkansas, continues eastward through White County, Arkansas and terminates at an interconnect with Trunkline Gas Company in Panola County, Mississippi. The carrying amount of ETP’s investment in FEP was $144 million and $159 million as of December 31, 2013 and 2012, respectively, and was reflected in ETP’s interstate transportation and storage operations.
Midcontinent Express Pipeline LLC
Regency owns a 50% interest in MEP, which owns approximately 500 miles of natural gas pipelines that extend from Southeast Oklahoma, across Northeast Texas, Northern Louisiana and Central Mississippi to an interconnect with the Transcontinental natural gas pipeline system in Butler, Alabama. The carrying amount of Regency’s investment in MEP was $548 million and $581 million as of December 31, 2013 and 2012, respectively, and was reflected in Regency’s natural gas transportation operations.
RIGS Haynesville Partnership Co.
Regency owns a 49.99% interest in HPC, which, through its ownership of RIGS, delivers natural gas from Northwest Louisiana to downstream pipelines and markets through a 450-mile intrastate pipeline system. The carrying amount of Regency’s investment in HPC was $442 million and $650 million as of December 31, 2013 and 2012, respectively, and was reflected in Regency’s natural gas transportation operations.
Summarized Financial Information
The following tables present aggregated selected balance sheet and income statement data for our unconsolidated affiliates, including AmeriGas, Citrus, FEP, HPC and MEP (on a 100% basis for all periods presented).

	December 31,
	2013	2012
Current assets	$1,028	$945
Property, plant and equipment, net	10,778	10,979
Other assets	2,664	2,677
Total assets	$14,470	$14,601

Current liabilities	$1,039	$1,662
Non-current liabilities	8,139	7,024
Equity	5,292	5,915
Total liabilities and equity	$14,470	$14,601

	Years Ended December 31,
	2013	2012	2011
Revenue	$4,695	$4,492	$3,784
Operating income	1,197	863	928
Net income	699	491	536
In addition to the equity method investments described above our subsidiaries have other equity method investments which are not significant to our consolidated financial statements.